                                LETTER OF TRANSMITTAL

                                COMPLETEL EUROPE N.V.

                                  OFFER TO EXCHANGE
                     14% SERIES B SENIOR DISCOUNT NOTES DUE 2009
                          FOR ANY AND ALL OF ITS OUTSTANDING
                          14% SENIOR DISCOUNT NOTES DUE 2009
                  PURSUANT TO THE PROSPECTUS, DATED __________, 1999

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, ___________, 1999 UNLESS EXTENDED ("THE EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

              TO:  U.S. BANK TRUST NATIONAL ASSOCIATION, EXCHANGE AGENT


               By Mail:                            By Overnight Courier:

U.S. Bank Trust National Association        U.S. Bank Trust National Association
        180 East Fifth Street                       180 East Fifth Street
         St. Paul, MN 55101                          St. Paul, MN 55101
  Attn:  Specialized Finance Dept.              Attn:  Specialized Finance Dept.


                                       By Hand:

                         U.S. Bank Trust National Association
                              4th Floor Bond Drop Window
                                180 East Fifth Street
                                  St. Paul, MN 55101

                              By Facsimile Transmission
                          (for Eligible Institutions only):
                                    (651) 244-1537
                     Attention:  Specialized Financed Department

                                Confirm by Telephone:
                                    (651) 244-5011

                                For Information Call:
                                    (651) 244-5011

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received the Prospectus, dated _______________, 1999 (the "Prospectus"), of CompleTel Europe N.V., a public company with limited liability organized under the laws of The Netherlands ("CompleTel"), and this Letter of Transmittal (the "Letter"), which together constitute CompleTel's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 14% Series B Senior Discount Notes due 2009 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 14% Senior Discount Notes due 2009 (the "Old Notes") of which $147.5 million in aggregate principal amount are outstanding.

     The Exchange Notes will accrete and bear interest at the same rate and on the same terms as the Old Notes. From and after the date of issuance of the Exchange Notes, the principal of the Exchange Notes will accrete at the rate of 14% per annum until February 14, 2004. Interest on the Exchange Notes will accrue at the rate of 14% per annum after February 15, 2004 and will be payable semiannually in arrears on February 15 and August 15 of each year, commencing August 15, 2004.

     This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Please see Instruction 1 below. Delivery of Documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed power of attorney power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

     The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amount of the Old Notes should be listed on a separate signed schedule affixed hereto.



-------------------------------------------------------------------------------------------------------------
      DESCRIPTION OF OLD NOTES                    (1)                    (2)                    (3)
-------------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE PRINCIPAL
     NAME(S) AND ADDRESS(ES) OF                                     AMOUNT OF 14%        AGGREGATE PRINCIPAL
        REGISTERED HOLDER(S)                  CERTIFICATE          SENIOR DISCOUNT              AMOUNT
     (PLEASE FILL IN, IF BLANK)                NUMBER(S)*           NOTES DUE 2009           TENDERED**
-------------------------------------------------------------------------------------------------------------

                                            -----------------------------------------------------------------

                                            -----------------------------------------------------------------

                                            -----------------------------------------------------------------

                                            -----------------------------------------------------------------
                                                 TOTAL
-------------------------------------------------------------------------------------------------------------


* Need not be completed if Old Notes are being tendered by book-entry transfer. ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. Please see Instruction 2, below.
--------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution _____________________________________________

     Account Number ____________________,    Transaction Code Number____________


/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)         Window Ticket Number (if any)

     _______________________________         ___________________________________

     Date of Execution of Notice of          Name of Institution which
     Guaranteed Delivery                     Guaranteed Delivery

     _______________________________         ___________________________________

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number _____________________

     Transaction Code Number ____________


/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name: ______________________________

     Address: ___________________________


                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to CompleTel the aggregate specified amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, CompleTel all right, title and interest in and to such Old Notes as are being tendered hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of CompleTel) of such holder of Old Notes, (i) to transfer ownership of such Old Notes on the account books maintained by The Depositary Trust Company (together, in any such case, with all accompanying evidences of transfer and authenticity) to CompleTel and
(ii) to receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that CompleTel will acquire good and encumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by CompleTel. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of CompleTel.

     The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") which lead CompleTel to believe that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of CompleTel within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If any holder is an affiliate of CompleTel or is engaged in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by CompleTel to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Old Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

                (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

           Dated: ____________________________________________ 1999

     --)   X ______________________________________________________    (--

     --)   X ______________________________________________________    (--
             SIGNATURE(S) OF OWNER OR AUTHORIZED SIGNATORY   DATE

           Area Code and Telephone Number _________________________

                If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. Please see Instruction 3 below.

           Name(s):  ______________________________________________
                     ______________________________________________
                               (PLEASE TYPE OR PRINT)

           Capacity: ______________________________________________
           Address:  ______________________________________________
                     ______________________________________________
                               (INCLUDING ZIP CODE)

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

           Signature(s) Guaranteed by
           an Eligible Institution:  ______________________________    (--
                                         (AUTHORIZED SIGNATURE)

           ________________________________________________________
                                     (TITLE)

           ________________________________________________________
                                 (NAME AND FIRM)

           Dated:  __________________________________________, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            SPECIAL ISSUANCE INSTRUCTIONS
                              (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Exchange Notes and/or Old Notes to:

Name(s) ________________________________________________________________________
                                (PLEASE TYPE OR PRINT)

________________________________________________________________________________
                                (PLEASE TYPE OR PRINT)

________________________________________________________________________________
                         (SOCIAL SECURITY OR EMPLOYER ID NO.)

Address ________________________________________________________________________
________________________________________________________________________________
                                      (ZIP CODE)

                            (COMPLETE SUBSTITUTE FORM W-9)

/ / Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below.

________________________________________________________________________________
                            (BOOK-ENTRY TRANSFER FACILITY
                            ACCOUNT NUMBER, IF APPLICABLE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail:  Exchange Notes and/or Old Notes to:

Name(s) ________________________________________________________________________
                                (PLEASE TYPE OR PRINT)

________________________________________________________________________________
                                (PLEASE TYPE OR PRINT)

Address ________________________________________________________________________

________________________________________________________________________________
                                      (ZIP CODE)


--------------------------------------------------------------------------------

                                    INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER OF
                    14% SERIES B DISCOUNT SENIOR NOTES DUE 2009
                         FOR ANY AND ALL OF THE OUTSTANDING
                         14% SENIOR DISCOUNT NOTES DUE 2009
                              OF COMPLETEL EUROPE N.V.

1.   DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

     This letter is to be completed by securityholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

     Securityholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, as defined below, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by CompleTel (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five trading days (on the New York Stock Exchange) after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Holders who tender their Old Notes using the Depository Trust Company "ATOP" procedure do not need to complete a Letter.

     The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that registered mail, properly insured, with return receipt requested, be used and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2.   PARTIAL TENDERS.

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Aggregate Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by CompleTel, proper evidence satisfactory to CompleTel of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Securityholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such securityholder may designate hereon.
If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.   TRANSFER TAXES.

     CompleTel will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to CompleTel or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder of any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

6.   WAIVER OF CONDITIONS.

     CompleTel reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither CompleTel, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

8.   MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.


                              IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a holder tendering Old Notes is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is the holder's social security number. The Certification of Payee Awaiting Taxpayer Identification Number should be completed if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service, and payments made to such holder with respect to Old Notes or Exchange Notes may be subject to backup withholding.

     Certain holders (including, among others, domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign holder may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to the holder's exempt status. A Form W-8 can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any amount otherwise payable to the holder. Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments made to a holder with respect to Old Notes or Exchange Notes, the holder is required to provide the Exchange Agent with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) such holder is exempt from backup withholding, (B) such holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified such holder that the holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

What Number to Give the Exchange Agent

     Each holder is required to give the Exchange Agent the TIN of the record holder or holders of the Old Notes. If Old Notes are in more than one name or are not in the name of the actual holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which TIN to report.

Certification of Payee Awaiting Taxpayer Identification Number

     If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certification of Payee Awaiting Taxpayer Identification Number, and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31 percent of all payments made thereafter until a TIN is provided to the Exchange Agent.

                      TO BE COMPLETED BY ALL TENDERING HOLDERS
                        PAYOR'S NAME:  COMPLETEL EUROPE N.V.

--------------------------------------------------------------------------------

 SUBSTITUTE         PART I--TAXPAYER
 FORM W-9           IDENTIFICATION              _____________________________
                    NUMBER--PLEASE PROVIDE           Social Security Number
                    YOUR TIN IN THE BOX AT
                    RIGHT AND CERTIFY BY                       OR
                    SIGNING AND DATING BELOW.
 DEPARTMENT OF THE                              _____________________________
 TREASURY           CHECK THIS BOX IF YOU ARE   Employer Identification Number
 INTERNAL REVENUE   EXEMPT FROM BACKUP
 SERVICE            WITHHOLDING            / /

                    ------------------------------------------------------------

                    PART II--CERTIFICATION--I certify, under penalties of
                    perjury, that:  (i) the number shown above on this form is my correct TIN (or I am waiting for a TIN to be issued to
                    me) and (ii) I am not subject to backup withholding under
                    the provisions of section 3406(a)(1)(c) of the Internal
                    Revenue Code because (A) I am exempt from backup
 PAYOR'S REQUEST    withholding, (B) I have not been notified by the Internal
 FOR TAXPAYER       Revenue Service that I am subject to backup withholding as
 IDENTIFICATION     a result of a failure to report all interest or dividends,
 NUMBER (TIN)       or (C) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
                    CERTIFICATE INSTRUCTIONS--You must cross out item (ii) above if you have been notified by the Internal Revenue
                    Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the Internal Revenue Service that you were subject to backup withholding, you received another notification from the Internal Revenue Service stating that you are no longer subject to backup withholding, do not cross out Item (ii) above.

                    Signature:  ____________________________
                    Date:  _________________________________
                    Name:  _________________________________
                                   (Please Print)

                    ------------------------------------------------------------

                    PART III--CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER--I certify, under penalties of perjury, that a TIN has not been issued to me, and either
                    (i) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31 percent of all payments made to me on account of the Exchange Notes shall be retained until I provide a TIN to the Exchange Agent and that, if I do not provide my TIN within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a TIN.

                    Signature: _____________________________
                    Date: __________________________________
                    Name: __________________________________
                                    (Please Print)
--------------------------------------------------------------------------------

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


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